ACQUISITIONS, DISPOSITIONS AND ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
ACQUISITIONS, DISPOSITIONS AND ASSETS HELD FOR SALE
 ACQUISITIONS, DISPOSITIONS AND ASSETS HELD FOR SALE

Sale of California Precast Operations

On August 2, 2012, we executed a definitive asset purchase agreement to sell substantially all of the Company's California precast operations to Oldcastle for $21.3 million in cash, plus net working capital adjustments. The assets purchased by Oldcastle included certain facilities, fixed assets, and working capital items. The transaction was completed on August 20, 2012. The results of operations for these units have been included in discontinued operations for the periods presented.

In conjunction with the Oldcastle agreement, we also entered into certain sublease and license agreements with Oldcastle for certain land and property that is leased or owned by us. As the sublease and license agreements provide payment for the full amount of our obligation under the leases, we did not record any liability for exit obligations associated with these agreements.

Purchase of Colorado River Concrete Assets

On September 14, 2012, we purchased four ready-mixed concrete plants and related assets and inventory from CRC in our west Texas market for $2.4 million in cash and a $1.9 million promissory note at an annual interest rate of 4.5%, which will be paid in twenty-four equal monthly installments beginning in January 2013. The purchase of these assets allows us to expand our business in two of our major markets; west Texas and north Texas. We acquired plant and equipment valued at $3.2 million, inventory valued at $0.2 million, and goodwill valued at $1.0 million. No liabilities were assumed in the purchase. The goodwill ascribed to the purchase is related to the synergies we expect to achieve with expansion of these areas in which we already operate. We expect the goodwill to be deductible for tax purposes.

Purchase of Bode Gravel and Bode Concrete Equity Interests

On October 30, 2012, we completed the acquisition of all the outstanding equity interests of the Bode Companies pursuant to an equity purchase agreement, dated October 17, 2012. Bode Gravel and Bode Concrete operated two ready-mixed concrete plants, one new portable plant, and 41 mixer trucks in the San Francisco area and produced approximately 243,000 cubic yards of ready-mix concrete in 2011. The purchase price for the acquisition, which is subject to specified post-closing adjustments, was $24.5 million in cash, plus working capital and closing adjustments of $1.6 million, plus potential earn-out payments, contingent upon reaching negotiated volume hurdles, with an aggregate present value of up to $7.0 million in cash payable over a six-year period, resulting in total consideration fair value of $33.1 million. We funded the acquisition from cash on hand and borrowings under our 2012 Credit Facility.

The assets acquired and liabilities assumed at the acquisition date based upon their respective fair values are summarized below (in thousands):

Bode Companies
October 30, 2012
Accounts receivable	$7,194
Inventory	156
Property, plant and equipment	9,284
Customer relationships	13,500
Trade name	1,300
Backlog	800
Other assets	245
Assets acquired	$32,479
Accounts payable	2,920
Accrued expenses	1,329
Deferred tax liability	3,385
Long-term incentive plan	7,000
Liabilities assumed	$14,634
Goodwill	8,254
Net assets acquired	$26,099

The purchase price allocation has been prepared and recorded on a preliminary basis and may change as additional information becomes available regarding the fair value and tax basis of the assets and liabilities acquired. Changes to the purchase price allocation will be made as soon as practical, but no later than one year from the acquisition date of October 30, 2012. The excess of purchase price over the fair values of the assets acquired and liabilities assumed represents the goodwill resulting from the acquisition. The goodwill ascribed to the purchase is related to the synergies we expect to achieve, as well as expansion of our business in the San Francisco, California area in which we already operate. We expect a portion of the goodwill to be deductible for tax purposes. See Note 4 for additional information regarding the goodwill and finite-lived intangible assets. See Note 12 for additional information regarding the long-term incentive plan. See Note 17 for additional information regarding income taxes.

The following unaudited pro forma information presents the combined financial results for the years ended December 31, 2012 and 2011 as if the acquisition had been completed on January 1, 2011 (in thousands, except per share information):

	For the year ended December 31,
	(unaudited)
	2012	2011
Revenue from continuing operations	$563,706	$477,778
Net loss	$(23,966)	$(11,858)

Loss per share, basic and diluted	$(1.96)	$(0.99)

The above pro forma results were prepared based on the historical GAAP results of the Company and the Bode Companies, and are not necessarily indicative of what the Company's actual results would have been had the transaction occurred on January 1, 2011. The unaudited pro forma net loss and net loss per share amounts above reflect an adjustment for inclusion of an additional $0.9 million and $2.3 million in amortization of intangibles for the years ended December 31, 2012 and 2011, respectively; exclusion of $0.6 million for severance and related costs for former employees of the Bode Companies; and exclusion of $0.3 million of legal costs incurred by the Company in 2012 related to the acquisition. The unaudited pro forma results do not reflect any operational efficiencies or potential cost savings that may occur as a result of consolidation of the operations.

Sale of Smith Precast Operations

On December 17, 2012, we completed the sale of substantially all of our assets associated with Smith located in Phoenix, Arizona, to Jensen for $4.3 million in cash and the assumption of certain obligations. The assets purchased by Jensen included certain facilities, fixed assets, and working capital items. In addition, Jensen assumed the obligations of a capital lease previously held by Smith. The results of operations for this unit have been included in discontinued operations for the periods presented.

Other

In October 2006, we acquired certain aggregates product related assets located in New Jersey. As a condition of the purchase agreement, additional consideration would be due if we were able to receive permits that allowed us to mine the minerals from certain areas. In April 2012, we obtained the permits necessary to allow us to mine this area of property. Accordingly, we accrued $1.4 million in additional purchase consideration during the quarter ended June 30, 2012. On October 5, 2012, we signed an agreement with the seller to pay a total of $1.0 million in lieu of the $1.4 million contractual payment due to a lower volume of aggregate assets available to mine than originally contemplated in the agreement. We signed a promissory note for the $1.0 million settlement, payable in eight equal quarterly installments which began in November 2012 at an annual interest rate of 2.5%. We made cash payments on the promissory notes of approximately $0.1 million during the year ended December 31, 2012.

During the third quarter of 2012, we made the decision to sell certain of our land and buildings in northern California and classified these assets as held for sale. These assets were recorded at the estimated fair value less costs to sell, which approximated net book value of $2.6 million. This transaction closed during the fourth quarter of 2012 and we received $3.2 million in proceeds. Accordingly, we recorded a gain on sale of assets of $0.6 million, which is included in our statement of operations for the year ended December 31, 2012.

In April 2011, we purchased the assets of a one-plant ready-mixed concrete operation in our west Texas market for $0.2 million in cash. In October 2010, we acquired three ready-mixed concrete plants and related assets in our west Texas market for approximately $3.0 million, plus the value of the inventory on hand at closing. We made cash payments of $0.4 million at closing and issued promissory notes for the remaining $2.6 million at an annual interest rate of 5%. We made cash payments on these notes of approximately $0.4 million during the year ended December 31, 2012.

During the second quarter of 2010, we made the decision to dispose of some of our transport equipment in northern California, and classified these assets as held for sale. These assets were recorded at the estimated fair value less costs to sell of approximately $0.8 million. In March 2011, we completed the sale of our transport equipment for approximately $0.9 million.

In August 2010, we entered into a redemption agreement to have our 60% interest in our Michigan subsidiary, Superior Materials Holdings, LLC, or Superior, redeemed by Superior. At the closing of the redemption on September 30, 2010, the Company and certain of our subsidiaries paid $640,000 in cash and issued a $1.5 million promissory note to Superior as partial consideration for certain indemnifications and other consideration provided by the minority owner and their new joint venture partner pursuant to the redemption agreement. In each of January 2011 and January 2012, we made payments of $750,000 to complete payment of the promissory note.

The pro forma impacts of our 2012 and 2011 acquisitions, excluding the Bode Companies, have not been included as they were immaterial to our financial statements individually and in the aggregate.